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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 19, 1999


                           CALIFORNIA AMPLIFIER, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           DELAWARE                        0-12182               95-3647070
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
        INCORPORATION)                                       IDENTIFICATION NO.)

                    460 CALLE SAN PABLO                    93012
                   CAMARILLO, CALIFORNIA                 (ZIP CODE)
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (805) 987-9000

                                      NONE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On April 19, 1999, the Registrant consummated the acquisition (the "Acquisition") of certain assets, properties and rights of Gardiner Communications Corp., a Delaware corporation ("Gardiner"), used or held for use primarily in the business of designing and manufacturing microwave components for home satellite systems known as Television Receive only, including single and dual Ku-Band Low Noise Block Downconverter products, Ku-Universal, C-Band products and other products under development (the "Business"), pursuant to the Asset Purchase Agreement (the "Agreement") dated as of April 19, 1999 by and among the Registrant, Gardiner, James M. Harris, Frances A. Jensen Harris and O'Donnell & Masur, L.P. The aggregate purchase price consisted of (1) a cash payment of $1,497,480 by the Registrant to Gardiner at the closing of the transaction, (2) the delivery by the Registrant of a Convertible Promissory Note in the amount of $3,100,000 (the "Note") to Gardiner at the closing of the transaction, (3) a cash payment of $1,250,000 by the Registrant to James M. Harris at the closing of the transaction, (4) the assumption by the Registrant of certain of Gardiner's liabilities relating to the Business, and (5) an additional cash payment to be paid by the Registrant to Gardiner of up to $2,525,000 approximately five months after the closing of the transaction. The source of funds for the initial cash payments to Gardiner and Mr. Harris was the Registrant's cash on hand. The source of funds for the additional cash payment will be the Registrant's cash on hand or availability under the Registrant's $3,000,000 working capital credit facility with Santa Monica Bank, Santa Monica, California.

         The Acquisition was accomplished in the following manner: (1) the Registrant acquired Gardiner's assets, properties and rights relating to the Business, (2) Gardiner received the initial cash payment of $1,497,480, and (3) the Registrant delivered a Convertible Promissory Note in the amount of $3,100,000 to Gardiner. The terms of the Acquisition are set forth in the Agreement. The description of the Agreement set forth herein is qualified in its entirety by reference to the full text of the Agreement, which is attached as
Exhibit 2.1.

         Pursuant to the terms of the Agreement, the Registrant and Gardiner executed a Transition Services Agreement under which Gardiner will provide the Registrant with services for manufacturing certain products during a transition period of four months. Thereafter, the Registrant will pay Gardiner up to $2,525,000 for additional inventory, as described above. Additionally, James M. Harris and Robert Hicks each entered into an Employment Agreement with the Registrant.

         The Note is a one year note that pays interest at 8% per annum. Approximately $2,200,000 of the debt can be converted into 525,000 shares of the Registrant's common stock at $4.25 per share on April 19, 2000. If the average closing sales price of the Registrant's common stock for the immediate twenty trading days prior to April 19, 2000 is less than $4.25 per share, Gardiner can elect to extend the Note for at least an additional six months, but not more than one year, with the right to convert a portion of the debt into 525,000 shares of the Registrant's common stock at the lower per share conversion price equal to $4.25 or the average closing sales price of the Registrant's common stock for the immediate twenty trading days prior to conversion.


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         Prior to the Acquisition, Gardiner used the assets, properties and rights used or held for use primarily in the Business to design and manufacture microwave components for home satellite systems known as Television Receive only, including single and dual Ku-Band Low Noise Block Downconverter products, Ku-Universal, C-Band products and other products under development. The Registrant presently intends to continue to conduct the Business in a manner substantially unchanged from the conduct of the Business by Gardiner prior to the Acquisition.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         It is impracticable to provide the audited financial statements for the Business required by Item 7 at this time. The Registrant will filed the required audited financial statements on or before July 2, 1999.

(b)      PRO FORMA Financial Information.

         It is impracticable to provide the pro forma financial information required by Item 7 at this time. The Registrant will file the required pro forma financial information on or before July 2, 1999.

(c)      Exhibits.

         The following exhibits are filed with this report on Form 8-K:

         EXHIBIT NO.                   DESCRIPTION

         2.1 Asset Purchase Agreement dated as of April 19, 1999 by and among the Registrant, Gardiner Communications Corp., James M. Harris, Frances A. Jensen Harris and O'Donnell & Masur, L.P.*

         10.1 Convertible Promissory Note made by the Registrant in favor of Gardiner Communications Corp. dated April 19, 1999.

         10.2 Transition Services Agreement dated as of April 19, 1999 by and between the Registrant and Gardiner Communications Corp.*

         10.3     Employment Agreement dated April 19, 1999 by and between James
                  M. Harris and the Registrant.

         10.4 Employment Agreement dated April 19, 1999 by and between Robert Hicks and the Registrant.

         27.1 Financial Data Schedule (to be filed by amendment with the financial statements)

         99.1     Press Release of the Registrant dated as of April 19, 1999.


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         *    Copies of the schedules have been omitted from this Current Report on Form 8-K. However, the Registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CALIFORNIA AMPLIFIER, INC.



Date:  April 30, 1999    By: /s/ Michael R. Ferron
                             --------------------------------------------------
                                  Michael R. Ferron
                                  Vice President Finance and Chief Financial
                                  Officer



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                                INDEX TO EXHIBITS

Exhibit No.                                 Description
-----------                                 -----------

2.1 Asset Purchase Agreement dated as of April 19, 1999 by and among the Registrant, Gardiner Communications Corp., James M. Harris, Frances A. Jensen Harris, and O'Donnell & Masur, L.P.*

10.1 Convertible Promissory Note of the Registrant dated as of April 19, 1999.

10.2 Transition Services Agreement dated as of April 19, 1999 by and between the Registrant and Gardiner Communications Corp.*

10.3 Employment Agreement dated as of April 19, 1999 by and between James M. Harris and the Registrant.

10.4 Employment Agreement dated as of April 19, 1999 by and between Robert Hicks and the Registrant.

27.1 Financial Data Schedule (to be filed by amendment with the financial statements)

99.1              Press Release of the Registrant dated as of April 19, 1999.

         * Copies of the schedules have been omitted from this Current Report on Form 8-K. However, the Registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.



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